Investor Presentation

August 2018



Cohu

Cautionary Statement Regarding Forward Looking Statements

Certain matters discussed in this presentation, including statements regarding growth in the semiconductor device market; capturing new customers; progress and growth in contactor business; gross margin expansion; Opex controls; 2018 year-over-year growth projections; Cohu's third quarter 2018 sales forecast and financial guidance; Cohu's "Mid-Term" model; and all statements regarding the acquisition of Xcerra (and strategic rationale, expected benefits, synergies, EPS accretion, leverage ratios and closing timeline) are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected or forecasted. Such risks and uncertainties include, but are not limited to, risks associated with acquisitions; inventory, goodwill and other asset write-downs; our ability to convert new products into production on a timely basis and to support product development and meet customer delivery and acceptance requirements for new products; our reliance on third-party contract manufacturers and suppliers; failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; revenue recognition impacts due to ASC 606; market demand and adoption of our new products; customer orders may be canceled or delayed; the concentration of our revenues from a limited number of customers; intense competition in the semiconductor equipment industry; our reliance on patents and intellectual property; compliance with U.S. export regulations and new tariffs and retaliation; impacts from the Tax Cuts and Jobs Act of 2017; geopolitical issues; ERP system implementation issues; the seasonal, volatile and unpredictable nature of capital expenditures by semiconductor manufacturers; rapid technological change; and significant risks associated with the Xcerra transaction including but not limited to (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Cohu and Xcerra to consummate the proposed transaction, including as a result of the failure of Cohu to obtain or provide on a timely basis or at all the necessary financing, (iii) the ability of Cohu and Xcerra to integrate their businesses successfully and to achieve anticipated synergies, (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, (v) pending and potential litigation relating to the proposed transaction that has been or could be instituted against Cohu, Xcerra, or their respective directors, (vi) possible disruptions from the proposed transaction that could harm Cohu's and/or Xcerra's respective businesses, (vii) the ability of Cohu or Xcerra to retain, attract and hire key personnel, (viii) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Cohu's or Xcerra's financial performance, (x) certain restrictions during the pendency of the proposed transaction that may impact Cohu's or Xcerra's ability to pursue certain business opportunities or strategic transactions, (xi) the adverse impact to Cohu's operating results from interest expense on the financing debt, rising interest rates, and any restrictions on operations related to such debt, and (xii) continued availability of capital and financing and rating agency actions. These and other risks and uncertainties are discussed more fully in Cohu's filings with the Securities and Exchange Commission, including the most recently filed Form 10-K and Form 10-Q, and in the Registration Statement on Form S-4 that has been filed by Cohu with the SEC containing a prospectus with respect to the Cohu common stock to be issued in the proposed Xcerra transaction and a joint proxy statement of Cohu and Xcerra in connection with the proposed transaction that is contained therein. The forward-looking statements included in this release are not assurances, and speak only as of the date of this release, and Cohu does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

This presentation includes certain non-GAAP financial measures, including non-GAAP gross margin, operating expenses, operating income, EBITDA, net income and EPS. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by Cohu may differ from the non-GAAP financial measures used by other companies. A reconciliation of these measures to the most directly comparable U.S. GAAP measure is included in the Appendix to these slides.

Cohu

Corporate Profile

Global technology and market leader in $2 billion* Semiconductor Final Test Handlers, Contactors and Vision Inspection

Company NASDAQ	Revenue (LTM 2Q18)	EBITDA (LTM 2Q18**)	Net Cash (2Q18)	Employees (Worldwide)
COHU	$373M	17.1%	$151M	~1,750

We create leading-edge solutions for semiconductor test and inspection

*VLSI Research and Company estimates
** EBITDA reflects non-GAAP

Cohu

Diversification of Semiconductor Market Drivers

No single leading driver, but a diverse growing market

- Increasing IC content in vehicles, factory automation, mobile devices *(phones, AR&VR)*, servers and exponential increase in connectivity *(Internet-of-Things)*
- Technology drivers with growing integration of wafer-level CSPs in complex packages *(2.5D – 3D)*


Mainframes
PCs
Smartphones
Diversification
IoT
Autonomous driving
Vehicle electrification
AR&VR
AI
IoT infrastructure – the connectivity and data processing backbone
5G connectivity
Servers/Datacenters

Source: Yole Development


Semiconductor Integration

All devices in color are WLCSPs

Cohu

Competitive Differentiation

Solutions that result in higher test and inspection yield

1% better yield on $400 billion semiconductor industry = $4 billion

Scale ⇨ Largest R&D (~$45 million) in the industry
Global Operations meeting production ramp requirements
Sales & Service to support customers 24/7 globally


Analog Test Handlers
Switzerland
Germany
Digital Test Handlers
Japan
San Diego
Integrated Test Solutions
Spring Probe Factory
Philippines
Malaysia
Handler Factory
Contactor & Kit Factory
Handler Installed Base ~11,500
Major Operations
Sales/Customer Support

Cohu

Strategy & Execution Yielding Results


Revenue ($M)
8% Yr-Yr* Growth
2nd Half
1st Half
$270
$282
$353
$381*
2015
2016
2017
e.2018*


Gross Margin**
35%
36%
41%
42%
2015
2016
2017
1H18


EBITDA**
9%
10%
16%
19%
2015
2016
2017
1H18


Diluted EPS**
$0.58
$0.68
$1.54
$0.99
2015
2016
2017
1H18

Momentum in automotive and industrial semiconductor markets
Growth in contactors with Kita acquisition
Gross margin expansion from Asia manufacturing
Opex control while strategically investing for growth

*Reflects Company's guidance as provided on August 2, 2018.
**Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, acquisition related costs, manufacturing transition and severance costs.

Cohu

2Q18 Results & 3Q18 Guidance

	2Q18A	3Q18 Guide	Sequential Change
Sales	$99.8M	~$92M	-8%
Gross Margin*	42.4%	~41.0%	-140bps
Op. Expenses *	$21.0M	~$24.5M	+$3.5M

2Q18 Highlights

- Sales increased 6% YoY with strength in automotive and industrial semiconductor markets
- Gross margin improved 160 bps YoY
- Secured 2 new customers in mobility, automotive, industrial, consumer and medical markets
- Opex benefits from $3M foreign currency gain

3Q18 Guidance

- Reflects slower demand for smartphone application processor test equipment
- Expecting 8% YoY sales growth in 2018
- Opex reflects absence of Q2 foreign currency benefit of $3M

* Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, acquisition related costs, manufacturing transition and severance costs.

Accelerating Growth with Acquisitions

Strong track record of successful acquisitions

Criteria	Rasco Dec 2008	Ismeca Jan 2013	Kita Jan 2017	Pending Xcerra Q4'2018
Market Expansion	Gravity, Test-in-Strip, MEMS	Turret, Inspection, LED	Spring Probe Contactor	Automated Test Equipment PCB Test Equipment
Market Position	#2 in 2008, grew to #1 in 2014	#1, acquired the leader	Top 5 leader and growing	Top 3 leader in each segment
Infrastructure Leverage	100% complementary products; Common sales and customer support	100% complementary products; Common sales and customer support; Malaysia Mfg. and Supply Chain	100% complementary products; Japan Mfg. and Customer Relationships	Complementary products in core test and inspection handlers; strengthens test contactors; expands footprint in Semi growth areas: auto, IoT, industrial, mobility
Realized Synergies	Sales ~ $16M; Costs ~ $2M	Sales ~ $25M; Costs ~$14M	Mid-Term Target Sales ~ $16M	2-year Cost Synergy Target ~$20M/year

Acquisition investment criteria

- Expand into profitable, complementary markets
- Deliver margin in-line with mid-term financial model
- Leverage infrastructure: technology, operations, sales and support

Cohu

Cohu to Acquire Xcerra

Joining Forces in Back-end Semiconductor Equipment

August 2018



Cohu

Strategic Rationale

- Brings Together Complementary Products in Core Test and Inspection Handlers
- Creates a Stronger Supplier in Test Contactors to Drive Continued Innovation
- Grows Product Portfolio into Automated Test Equipment (ATE)
- Expands Footprint in High Growth Semi Areas: Automotive, IoT, Industrial and Mobility
- Diversifies Revenue Base and Increases TAM to $5 billion*
- Immediately EPS Accretive; Delivers Over $20 Million** Annual Cost Synergies within 2 Years
- Highly Attractive Financials

** Source: Company estimates*

*** Synergies exclude approximately $7M of stock-based compensation*

Cohu

Companies at a Glance

Cohu	Xcerra
LTM Revenue of $373M *(+ 18%)* **LTM Op. Inc. of $58M** * *(15.6% of sales)*	**LTM Revenue of $473M** *(+ 33%)* **LTM Op. Inc. of $76M** * *(16.0% of sales)*

• Headquarters: Poway, CA
• 1,750 Employees
• Product offerings:
  • Semiconductor test & inspection handlers
  • Test contactors
  • Thermal sub-systems
	• Headquarters: Norwood, MA
	• 1,640 Employees
	• Product offerings:
	  • Semi testers and handlers
	  • Test contactors
	  • PCB testers
	  • MEMS test modules
	  • PCBA fixture business

LTM reflects last twelve months ending June 30, 2018 and April 30, 2018 for Cohu and Xcerra, respectively

* *Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, acquisition related costs, restructuring, manufacturing transition and severance costs. See the Appendix to the presentation for a reconciliation of GAAP to Non-GAAP items.*

Expands Portfolio of Best-in-Class Test Solutions

Backend Semiconductor Manufacturing		PCB Manufacturing
Semiconductor Equipment	**Enabling Technologies**	**Bare Board PCB Test**
Pick-and-Place Handlers	Test Contactors	Flying Probe Testers
Gravity-feed Handlers	Probe Pins	Universal Grid Testers
Test-in-strip Handlers	Thermal Subsystems	PCBA Fixture Services
Turret Handlers	MEMS Test Modules	
Automated Test Eqmt.	Vision Modules	

Products

Cohu

Complementary Products in Core Test Handlers

End-Markets	Cohu	Xcerra	Device Segments
High Speed Memory	x8-32 Pick-and-place	Pick-and-place	Memory
Computing	x4 Gravity	x8 Gravity	Microprocessors
Automotive	Turret	InMEMS	Mobile Processors
Mobility	MEMS		Microcontrollers
Communications	Test-in-strip		Mixed Signal
MEMS			LED
Industrial			MEMS
Solid State Lighting (LED			Power Mgmt.
			Power Discrete
			RF



x8-32 Pick-and-place



x4 Gravity



Turret



MEMS



Test-in-strip



Pick-and-place



x8 Gravity



InMEMS

Well-Established in Major Applications

Creates a Stronger Supplier in Test Contactors



16%
3%
5%
8%
9%
10%
11%
11%
Johnstech International
Cohu
Yokowo
ISC Technology
Leeno Industrial
Xcerra
Smiths Interconnect
Cohu + Xcerra

Established Suppliers with Complementary Products and Technologies

Source: VLSI Research

Cohu

Grows Portfolio in Automated Test Equipment


Automotive
Set Top Box
Flat Panel Display Driver
5G
Cell Phone Baseband, Transceiver
Sensor / MEMS
Power Management
Touch Controller
Connectivity: PAN, WIFI, Bluetooth, GPS
MCU



Diamond$_x$



PAx

Xcerra ATE Product Growth Up Over 50% in 2017 Compared to Industry Growth of 13%

Cohu

Pro Forma Revenue Mix


Cohu
+
Xcerra
=
Cohu
Pro Forma
38%
37%
12%
7%
6%
50%
33%
17%
45%
35%
15%
3%
3%
Auto & Industrial
Mobility
Consumer
Computing
Solid state lighting

Leadership in Automotive, Industrial, IoT and Mobility

Source: Company estimates
IoT applications are distributed across Automotive, Industrial and Mobility markets

Expands Footprint in High-Growth Semi End-Markets


Automotive
Industrial
Consumer & Mobility
IoT
(Internet of Things)
($ in billions)
CAGR: 11%
$39
$53
2017
2020
CAGR: 10%
$41
$55
2017
2020
CAGR: 5%
$41
$48
2017
2020
CAGR: 26%
$17
$34
2017
2020

Source: Gartner

Cohu

Diversifies Revenue Base and Increases TAM to $5B


$0.9B
Handlers
$0.7B
Contactors
$0.5B
Inspection
$2.7B
Semi Automated Test Equipment
$0.2B
PCB Test
$5B
PF TAM
Cohu
Xcerra

The Combination Creates a Global Leader, Offering Complete Solutions in Semiconductor Back-end Manufacturing Equipment

Source: Company estimates

Sample Pro-forma P&L

Combined revenue of ~$846 million

Delivers over $20M[2] annual run-rate cost synergies within 24 months of closing

Immediately EPS accretive

Creates significant shareholder value

($ in millions except EPS)	Cohu LTM	Xcerra LTM	Pro-forma adjust. [3]	Combined incl. synergies	Mid-term Cohu Model [1]
Revenue	$373	$473		$846	
Gross Margin [1]	$156	$221	$7	$384	
	42.0%	46.7%		45.4%	48%
Operating Expenses [1]	$98	$146	-$13	$230	
Operating Income [1]	$58	$76	$20	$154	
	15.6%	16.0%		18.2%	
EBITDA [1]	$64	$81	$20 [2]	$165	
	17.1%	17.2%		19.5%	22%
Interest & Other Expense	-$1	$1	$19	$20	
Pre-Tax Income	$59	$74	$1	$134	
Income Taxes	$9	$10	$0	$20	
Net Income [1]	$50	$64	$1	$115	
EPS [1]	$1.69			$2.71	
Accretion				60%	
Diluted Shares (in millions)	30		13 [4]	42	

(1) *LTM reflects last twelve months ending June 30, 2018 and April 30, 2018 for Cohu and Xcerra, respectively. Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, acquisition related costs, restructuring, manufacturing transition and severance costs. See the Appendix to the presentation for a reconciliation of GAAP to Non-GAAP items.*

(2) *Synergies exclude approximately $7M of stock-based compensation*

(3) *Pro-forma adjustments assume $20M of cost synergies with approximately 1/3 COGS and 2/3 Opex; annual interest expense of approximately 5.0% on $350M term loan B; interest income and interest expense from pre-deal debt assumed to be zero*

(4) *Assumes $296M of equity from Cohu at $23.35 per share (closing price on May 7, 2018)*

Source: Company filings

Cohu

Transaction Overview

Transaction Consideration	▪ \$796 million total consideration (1) ▪ Approximately 65% cash and 35% stock ▪ Xcerra shareholders expected to own ~30% of combined company
Xcerra per share Consideration	▪ \$13.92 per share implied value (1) ▪ \$9.00 per share in cash ▪ 0.2109 Cohu shares
Sources of Financing	▪ \$179 million cash from combined balance sheets ▪ \$350 million fully committed 7-year term loan B ▪ Leverage ratio of 1.5x net; 2.5x gross ▪ Pro-forma capitalization: Total debt \$362M, Cash(2) \$150M, Net Debt(2) \$212M
Approval Process	▪ Approval of Cohu and Xcerra shareholders – special meetings scheduled for August 30, 2018 ▪ All regulatory clearances have been received
Expected Timeline	▪ Close transaction in early 4Q 2018, subject to shareholder approvals and customary closing conditions

(1) As of May 7, 2018
(2) Pro forma Cash and Net debt are computed using the June 30, 2018 and April 30, 2018 Balance Sheets of Cohu and Xcerra, respectively

Appendix



Cohu

Cohu GAAP to Non-GAAP Reconciliation

Earnings Reconciliation	12 Months Ending Dec 26, 2015	Diluted EPS	12 Months Ending Dec 31, 2016	Diluted EPS	12 Months Ending Dec 30, 2017	Diluted EPS	6 Months Ending June 30, 2018	Diluted EPS	12 Months Ending June 30, 2018	Diluted EPS
Income (Loss) From Continuing Operations - GAAP	$5,792	$0.22	$3,260	$0.12	$33,121	$1.15	$ 19,770	$0.67	$33,420	$1.15
Share Based Compensation	6,733	0.25	7,143	0.26	7,007	0.24	3,617	0.12	$7,146	0.24
Amortization of Purchased Intangible Assets	7,032	0.26	6,302	0.23	4,208	0.15	2,093	0.07	$4,217	0.14
Manufacturing Transition and Severance Costs	970	0.04	1,498	0.05	502	0.02	57	0.00	$144	0.00
Other Acquisition Costs	0	0.00	1,777	0.06	370	0.01	4,144	0.14	$4,171	0.14
Inventory Step-Up	0	0.00	0	0.00	1,404	0.05	0	0.00	$592	0.02
Impairment of Goodwill and Other Assets	273	0.01	0	0.00	0	0.00	0	0.00	$0	0.00
Gain on Sale of Facility	(3,198)	(0.12)	0	0.00	0	0.00	0	0.00	$0	0.00
Reduction of Indemnification Receivable	0	0.00	588	0.02	1,172	0.04	0	0.00	$1,172	0.04
Adjustment to Contingent Consideration	0	0.00	0	0.00	1,423	0.05	480	0.01	$1,858	0.06
U.S. Tax Reform	0	0.00	0	0.00	(2,022)	(0.07)	0	0.00	($2,022)	(0.06)
Tax Effect of Non-GAAP Adjustments	(1,961)	(0.07)	(2,409)	(0.09)	(2,776)	(0.10)	(906)	(0.03)	($2,719)	(0.09)
Income From Continuing Operations - Non-GAAP	$15,663	$0.58	$18,760	$0.68	$44,410	$1.54	$29,335	$0.99	$50,077	$1.69
Weighted Average Shares - GAAP and Non-GAAP	Diluted	26,788	Diluted	27,480	Diluted	28,916	Diluted	29,591	Diluted	29,468

Gross Profit Reconciliation	12 Months Ending Dec 26, 2015	% of Net Sales	12 Months Ending Dec 31, 2016	% of Net Sales	12 Months Ending Dec 30, 2017	% of Net Sales	6 Months Ending June 30, 2018	% of Net Sales	12 Months Ending June 30, 2018	% of Net Sales
Net Sales	$269,654		$282,084		$352,704		$194,967		$372,708	
Gross Profit - GAAP	89,038	33.0%	94,828	33.6%	140,718	39.9%	81,052	41.6%	$152,384	40.9%
Share Based Compensation	566	0.2%	392	0.1%	422	0.1%	283	0.1%	$502	0.1%
Amortization of Purchased Intangible Assets	5,420	2.0%	5,170	1.8%	2,689	0.8%	1,313	0.7%	$2,666	0.7%
Inventory Step-Up	0	0.0%	0	0.0%	1,404	0.4%	0	0.0%	$592	0.2%
Gross Profit - Non-GAAP	$95,024	35.3%	$100,471	35.6%	$145,234	41.2%	$82,650	42.4%	$156,144	42.0%

Operating Expense Reconciliation	12 Months Ending Dec 26, 2015	% of Net Sales	12 Months Ending Dec 31, 2016	% of Net Sales	3 Months Ending Dec 30, 2017	% of Net Sales	6 Months Ending June 30, 2018	% of Net Sales	12 Months Ending June 30, 2018	% of Net Sales
Operating Expense - GAAP	$84,302	31.3%	$89,163	31.6%	$26,491	7.5%	$ 57,241	29.4%	$113,489	30.4%
Share Based Compensation	(6,189)	-2.3%	(6,745)	-2.4%	(1,737)	-0.5%	(3,334)	-1.7%	($6,646)	-1.8%
Amortization of Purchased Intangible Assets	(1,612)	-0.6%	(1,782)	-0.6%	(408)	-0.1%	(778)	-0.4%	($1,551)	-0.4%
Manufacturing Transition and Severance Costs	(970)	-0.4%	(1,423)	-0.5%	(7)	0.0%	(57)	0.0%	($144)	0.0%
Other Acquisition Costs	0	0.0%	(1,777)	-0.6%	(85)	0.0%	(4,144)	-2.1%	($4,171)	-1.1%
Adjustment to Contingent Consideration	0	0.0%	0	0.0%	(665)	-0.2%	(480)	-0.2%	($1,858)	-0.5%
Operating Expense - Non-GAAP	$75,358	27.9%	$76,898	27.3%	$23,591	6.7%	$48,468	24.9%	$97,852	26.3%

Adjusted EBITDA Reconciliation	12 Months Ending Dec 26, 2015	% of Net Sales	12 Months Ending Dec 31, 2016	% of Net Sales	12 Months Ending Dec 30, 2017	% of Net Sales	6 Months Ending June 30, 2018	% of Net Sales	12 Months Ending June 30, 2018	% of Net Sales
Income From Operations - GAAP	$7,959	3.0%	$5,665	2.0%	$34,748	9.9%	$23,811	12.2%	$38,895	10.4%
Depreciation Expense	4,240	1.6%	3,310	1.2%	4,987	1.4%	2,761	1.4%	$5,513	1.5%
Amortization of Purchased Intangible Assets	7,032	2.6%	6,902	2.4%	4,208	1.2%	2,093	1.1%	$4,217	1.1%
Share Based Compensation	6,733	2.5%	7,137	2.5%	7,007	2.0%	3,617	1.9%	$7,148	1.9%
Manufacturing Transition and Severance Costs	970	0.4%	1,498	0.5%	502	0.1%	57	0.0%	$144	0.0%
Other Acquisition Costs	0	0.0%	1,778	0.6%	370	0.1%	4,144	2.1%	$4,171	1.1%
Inventory Step-Up	0	0.0%	0	0.0%	1,404	0.4%	0	0.0%	$592	0.2%
Reduction of Indemnification Receivable	0	0.0%	588	0.2%	1,172	0.3%	0	0.0%	$1,172	0.3%
Adjustment to Contingent Consideration	0	0.0%	0	0.0%	1,428	0.4%	480	0.2%	$1,858	0.5%
Adjusted EBITDA - Non-GAAP	$24,031	8.9%	$27,098	9.6%	$55,821	15.8%	$36,963	19.0%	$63,805	17.1%

Earnings Reconciliation	3 Months Ending June 30, 2018	Diluted EPS
Income (Loss) From Continuing Operations - GAAP	$ 11,648	0.39
Share Based Compensation	1,948	0.07
Amortization of Purchased Intangible Assets	1,019	0.03
Manufacturing Transition and Severance Costs	100	0.00
Other Acquisition Costs	3,848	0.13
Adjustment to Contingent Consideration	577	0.02
Tax Effect of Non-GAAP Adjustments	(305)	(0.01)
Income From Continuing Operations - Non-GAAP	$18,835	$0.64
Weighted Average Shares - GAAP and Non-GAAP	Diluted	29,651

Gross Profit Reconciliation	3 Months Ending June 30, 2018	% of Net Sales
Net Sales	$ 99,817	
Gross Profit - GAAP	41,501	41.6%
Share Based Compensation	162	0.2%
Amortization of Purchased Intangible Assets	639	0.6%
Inventory Step-Up	0	0.0%
Gross Profit - Non-GAAP	$42,302	42.4%

Operating Expense Reconciliation	3 Months Ending June 30, 2018	% of Net Sales
Operating Expense - GAAP	$ 27,703	27.8%
Share Based Compensation	(1,786)	-1.8%
Amortization of Purchased Intangible Assets	(380)	-0.4%
Manufacturing Transition and Severance Costs	(100)	-0.1%
Other Acquisition Costs	(3,848)	-3.9%
Adjustment to Contingent Consideration	(577)	-0.6%
Operating Expense - Non-GAAP	$21,012	21.1%

Cohu

GAAP to Non-GAAP Reconciliation

Earnings Reconciliation	12 Months Ending April 30, 2018	Diluted EPS
Net Income Attributable to Xcerra - GAAP	$49,633	0.90
Share Based Compensation	7,629	0.14
Amortization of Purchased Intangible Assets	582	0.01
Other Acquisition Costs	3,190	0.06
Acceleration of debt financing costs	891	0.02
Restructuring and Related Provisions	1,855	0.03
Asset Impairment	144	0.00
U.S. Tax Reform	0	0.00
Tax Effect of Non-GAAP Adjustments	0	0.00
Net Income Attributable to Xcerra - Non-GAAP	$63,924	$1.15
Weighted Average Shares - GAAP and Non-GAAP	Diluted	55,510

Gross Profit Reconciliation	12 Months Ending April 30, 2018	% of Net Sales
Net Sales	$473,205	
Gross Profit - GAAP	220,246	46.5%
Share Based Compensation	64	0.0%
Restructuring and Related Provisions	855	0.2%
Gross Profit - Non-GAAP	$221,165	46.7%

Operating Expense Reconciliation	12 Months Ending April 30, 2018	% of Net Sales
Operating Expense - GAAP	$158,017	33.4%
Share Based Compensation	(7,565)	-1.6%
Amortization of Purchased Intangible Assets	(582)	-0.1%
Other Acquisition Costs	(3,190)	-0.7%
Restructuring and Related Provisions	(1,000)	-0.2%
Asset Impairment	(144)	0.0%
Operating Expense - Non-GAAP	$145,536	30.8%

Operating Income and EBITDA Reconciliation	12 Months Ending April 30, 2018	% of Net Sales
Income From Operations - GAAP	$62,229	13.2%
Share Based Compensation	7,629	1.6%
Amortization of Purchased Intangible Assets	582	0.1%
Other Acquisition Costs	3,190	0.7%
Restructuring and Related Provisions	1,855	0.4%
Asset Impairment	144	0.0%
Income From Operations - Non-GAAP	75,629	16.0%
Depreciation Expense	5,661	1.2%
EBITDA - Non-GAAP	$81,290	17.2%

Participants in the Solicitation; Additional Information

No Offer or Solicitation:

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation:

Cohu, Xcerra, certain of their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed "participants" in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of Cohu stockholders or Xcerra stockholders generally, is set forth in the Joint Proxy Statement/Prospectus filed with the SEC. Information concerning Cohu's directors and executive officers and their beneficial ownership of Cohu's common stock is set forth in Cohu's Registration Statement on Form S-4, its annual proxy statement on Schedule 14A filed with the SEC on April 3, 2018, and in its Annual Report on Form 10-K for the year ended December 30, 2017. These documents are available free of charge at the SEC's website at www.sec.gov or by visiting the Cohu Investor Relations page on its corporate website at https://Cohu.gcs-web.com. Information regarding Xcerra's directors and executive officers and their beneficial ownership of Xcerra common stock is also set forth in Xcerra's proxy statement on Schedule 14A filed with the SEC on September 5, 2017, and in its Annual Report on Form 10-K for the year ended July 31, 2017, and is supplemented by other public filings made, and to be made, with the SEC by Xcerra. These documents are available free of charge at the SEC's website at www.sec.gov or by visiting the Xcerra Investor Relations page on its corporate website at https://Xcerra.com/investors. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Joint Proxy Statement/Prospectus regarding the proposed transaction and other relevant materials that have been or will be filed with the SEC when they become available. You may obtain copies of the documents described in the preceding sentence when they become available free of charge by visiting the SEC's website at www.sec.gov.

Additional Information and Where You Can Find It:

On June 21, 2018, Cohu filed with the SEC the Registration Statement containing the Joint Proxy Statement/Prospectus, which was subsequently amended on July 26, 2018, and declared effective by the SEC on July 30, 2018. The definitive Joint Proxy Statement/Prospectus was first delivered to the stockholders of Cohu and Xcerra on or around July 30, 2018. This communication is not a substitute for the Registration Statement, the definitive Joint Proxy Statement/Prospectus or any other documents that Cohu or Xcerra may file or may have filed with the SEC, or will send or have sent to stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents and other documents filed by Cohu and Xcerra with the SEC at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by visiting the Cohu Investor Relations page on its corporate website at https://cohu.gcs-web.com or by contacting Cohu Investor Relations by telephone at (858) 848-8106 or by mail at Cohu Corporate Headquarters, 12367 Crosthwaite Circle, Poway, CA 92064, attention Jeffrey D. Jones, or by visiting the Xcerra Investor Relations page on its corporate website at https://xcerra.com/investors or by contacting Xcerra Investor Relations by telephone at (781) 467-5063 or by mail at Xcerra Investor Relations, Xcerra Corporation, 825 University Avenue, Norwood, MA 02062, attention Rich Yerganian.

Cohu